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                                                                    EXHIBIT 10.6

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                                 PROMISSORY NOTE

$3,000,000,00                                                 February ___, 2005

      For value received, CRAFTMADE INTERNATIONAL, INC., a Delaware corporation ("Borrower", whether one or more) does hereby promise to pay to the order of THE FROST NATIONAL BANK ("Lender"), at P.O. Box 1600, San Antonio, Texas 78296, or at such other address as Lender shall from time to time specify in writing, in lawful money of the United States of America, the sum of THREE MILLION AND 00/100 DOLLARS ($3,000,000.00), or so much thereof as from time to time may be disbursed by Lender to Borrower under the terms of that certain Loan Agreement, dated November 6, 2001, between Borrower and Lender, as amended by a First Amendment to Loan Agreement effective as of August 13, 2003, as modified by a Modification, Renewal and Extension Agreement entered into October 27, 2003, as amended by a Second Amendment to Loan Agreement, dated June 14, 2004, and as further amended by a Third Amendment to Loan Agreement, dated as of the date hereof (collectively, the "Loan Agreement"), and be outstanding, together with interest from date hereof on the principal balance outstanding from time to time as hereinafter provided. Interest shall be computed on a per annum basis of a year of 360 days and for the actual number of days elapsed, unless such calculation would result in a rate greater than the highest rate permitted by applicable law, in which case interest shall be computed on a per annum basis of a year of 365 days or 366 days in a leap year, as the case may be.

      1. Payment Terms. Interest only on amounts outstanding hereunder shall be due and payable monthly as it accrues, on the last day of each and every calendar month, beginning February 28, 2005, and March 31, 2005, when the entire amount hereof, principal and interest then remaining unpaid, shall be then due and payable; interest being calculated on the unpaid principal each day principal is outstanding and all payments made credited to any collection costs and late charges, to the discharge of the interest accrued and to the reduction of the principal, in such order as Lender shall determine.

      2. Late Charge. If a payment is made 10 days or more late, Borrower will be charged, in addition to interest, a delinquency charge of (i) 5% of the unpaid portion of the regularly scheduled payment, or (ii) S250.00, whichever is less. Additionally, upon maturity of this Note, if the outstanding principal balance (plus all accrued but unpaid interest) is not paid within 10 days of the maturity date. Borrower will be charged a delinquency charge of (i) 5% of the sum of the outstanding principal balance (plus all accrued but unpaid interest), or (ii) $250.00, whichever is less. Borrower agrees with Lender that the charges set forth herein are reasonable compensation to Lender for the handling of such late payments.

      3. Interest Rate. Interest on the outstanding and unpaid principal balance hereof will be computed at a per annum rate as provided in the Loan Agreement.

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      4. Default Rate. Matured unpaid principal and interest shall bear interest from date of maturity until paid at the highest rate permitted by applicable law, or if no such maximum rate is established by applicable law, at the rate stated above plus five percent (5%) per annum.

      5. Prepayment. Borrower reserves the right to prepay, prior to maturity, all or any part of the principal of this Note without penalty. Any prepayments shall be applied first to accrued interest and then to principal. Borrower will provide written notice to the holder of this Note of any such prepayment of all or any part of the principal at the time thereof. All payments and prepayments of principal or interest on this Note shall be made in lawful money of the United States of America in immediately available funds, at the address of Lender indicated above, or such other place as the holder of this Note shall designate in writing to Borrower. All partial prepayments of principal shall be applied to the last installments payable in their inverse order of maturity.

      6. Default. It is expressly provided that upon default in the punctual payment of this Note or any part hereof, principal or interest, as the same shall become due and payable, or upon the occurrence of an event of default specified in any of the other Loan Documents (as defined below), the holder of this Note may, at its option, without further notice or demand, (i) declare the outstanding principal balance of and accrued but unpaid interest on this Note at once due and payable, (ii) refuse to advance any additional amounts under this Note, (iii) foreclose all liens securing payment hereof, (iv) pursue any and all other rights, remedies and recourses available to the holder hereof, including but not limited to any such rights, remedies or recourses under the Loan Documents, at law or in equity, or (v) pursue any combination of the foregoing; and in the event default is made in the prompt payment of this Note when due or declared due, and the same is placed in the hands of an attorney for collection, or suit is brought on same; or the same is collected through probate, bankruptcy or other judicial proceedings, then the Borrower agrees and promises to pay all costs of collection, including reasonable attorney's fees.

      7. No Usury Intended: Usury Savings Clause. In no event shall interest contracted for, charged or received hereunder, plus any other charges in connection herewith which constitute interest, exceed the maximum interest permitted by applicable law. The amounts of such interest or other charges previously paid to the holder of the Note in excess of the amounts permitted by applicable law shall be applied by the holder of the Note to reduce the principal of the indebtedness evidenced by the Note, or, at the option of the holder of the Note, be refunded. To the extent permitted by applicable law, determination of the legal maximum amount of interest shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the loan and indebtedness, all interest at any time contracted for, charged or received from the Borrower hereof in connection with the loan and indebtedness evidenced hereby, so that the actual rate of interest on account of such indebtedness is uniform throughout the term hereof.

      8. Security. This Note has been executed and delivered pursuant to the Loan Agreement, and is secured by, inter alia, the following:

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            (a) a Security Agreement, dated November 6, 2001, by and between
      Trade Source International, Inc., a Delaware corporation, and Lender, covering certain collateral as more particularly described therein;

            (b) a Security Agreement, dated November 6, 2001, by and between Durocraft International, Inc., a Texas corporation, and Lender, covering certain collateral as more particularly described therein;

            (c) a Security Agreement, dated November 6, 2001, by and between Design Trends, LLC, a Delaware limited liability company, and Lender, covering certain collateral as more particularly described therein; and

            (d) a Security Agreement, dated November 6, 2001, by and between Borrower and Lender, covering certain collateral as more particularly described therein;

      This Note, the Loan Agreement and all other documents evidencing, securing, governing, guaranteeing and/or pertaining to this Note, including but not limited to those documents described above, are hereinafter collectively referred to as the "Loan Documents." The holder of this Note is entitled to the benefits and security provided in the Loan Documents.

      9. Joint and Several Liability; Waiver, Each maker, signer, surety and endorser hereof, as well as all heirs, successors and legal representatives of said parties, shall be directly and primarily, jointly and severally, liable for the payment of all indebtedness hereunder. Lender may release or modify the obligations of any of the foregoing persons or entities, or guarantors hereof, in connection with this loan without affecting the obligations of the others. All such persons or entities expressly waive presentment and demand for payment, notice of default, notice of intent to accelerate maturity, notice of acceleration of maturity, protest, notice of protest, notice of dishonor, and all other notices and demands for which waiver is not prohibited by law, and diligence in the collection hereof; and agree to all renewals, extensions, indulgences, partial payments, releases or exchanges of collateral, or taking of additional collateral, with or without notice, before or after maturity. No delay or omission of Lender in exercising any right hereunder shall be a waiver of such right or any other right under this Note.

      10. Texas Finance Code. In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Note. To the extent that Chapter 303 of the Texas Finance Code is applicable to this Note, the "weekly ceiling" specified in such article is the applicable ceiling; provided that, if any applicable law permits greater interest, the law permitting the greatest interest shall apply.

      11. Governing Law. Venue. This Note is being executed and delivered, and is intended to be performed in the State of Texas. Except to the extent that the laws of the United States may apply to the terms hereof, the substantive laws of the State of Texas shall govern the validity, construction, enforcement and interpretation of this Note. In the event of a dispute involving this Note or any other instruments executed in connection herewith, the undersigned irrevocably agrees that venue for such dispute shall lie in any court of competent jurisdiction in Bexar County, Texas.

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      12. Purpose of Loan. Borrower agrees that no advances under this Note shall be used for personal, family or household purposes, and that all advances hereunder shall be used solely for business, commercial, investment, or other similar purposes.

      13. Captions. The captions in this Note are inserted for convenience only and are not to be used to limit the terms herein.

      14. Financial Information. Borrower agrees to promptly furnish such financial information and statements, including financial statements in a format acceptable to Lender, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time. This provision shall not alter the obligation of Borrower to deliver to Lender any other financial statements or reports pursuant to the terms of any other loan documents executed in connection with this Note.

                                             BORROWER:

                                             CRAFTMADE INTERNATIONAL, INC.,
                                             a Delaware corporation

                                             By: /s/ James R. Ridings
                                                 ----------------------------
                                                 James R. Ridings, President

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                      CERTIFICATE OF CORPORATE RESOLUTIONS
                                       OF
                          CRAFTMADE INTERNATIONAL, INC.

      I, Brad Heimann, Secretary of Craftmade International, Inc., a Delaware corporation (the "Corporation"), do hereby certify as follows:

      1. I am the duly elected and qualified Secretary of the Corporation and the custodian of the Corporation's records.

      2. Set forth below is a true and correct extract from the records of the Corporation showing resolutions duly adopted as of February_____________, 2005 either: (a) at a meeting of its Board of Directors duly called and held, at which meeting a quorum was present and acting throughout, or (b) by unanimous written consent of the Board of Directors of the Corporation, which resolutions have not in any way been amended or modified and are in full force and effect:

            RESOLVED, that the President, any Vice President, or Secretary of the Corporation be and is hereby authorized and directed to obtain a loan in the amount of $3,000,000.00 from THE FROST NATIONAL BANK ("Lender"), upon such terms and conditions as the said officer shall in his or her sole discretion deem necessary or advisable; to execute and deliver on behalf of the Corporation all promissory notes, deeds of trust, security instruments, documents, certificates and agreements (collectively, the "Loan Documents") required by Lender, and to pledge as security for the loan such assets of the Corporation as such officer deems necessary or advisable; and to do any and all things in connection with such loan or any renewal, extension or rearrangement thereof that such officer deems necessary or advisable and in the best interests of the Corporation;

            FURTHER RESOLVED, that all acts of the President, any Vice President, or the Secretary of the Corporation authorized and directed herein, including the execution and delivery of the Loan Documents and all other documents referenced herein relating to the loan herein referenced, are reasonably expected to benefit, directly or indirectly, the Corporation;

            FURTHER RESOLVED, that the officers of the Corporation are hereby severally authorized to (a) sign, execute, certify to, verify, acknowledge, deliver, accept, file and record any and all instruments and documents, and (b) take, or cause to be taken, any and all such action, in the name and on behalf of the Corporation or otherwise, as in any such officer's judgment is necessary, desirable or appropriate in order to consummate the transactions contemplated by or otherwise to effect the purposes of the foregoing resolutions;

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            FURTHER RESOLVED, that all actions heretofore taken by the directors or the officers of the Corporation, and all things done by their authority, in connection with the transaction described herein, be and the same are hereby ratified, approved and adopted as the acts of the Corporation;

            FURTHER RESOLVED, that said officers are authorized and empowered to perform all acts and execute and deliver all instruments, documents and agreements required by Lender to carry out the purposes of these resolutions;

      3. The following are duly elected, qualified and serving officers of the Corporation, and that the signature set out opposite the name of each officer is the genuine signature of such person, to-wit:

      Name                           Title                      Signature

James R. Ridings                 President/CEO/            /s/ James R. Ridings
                             Chairman of the Board         --------------------

  Brad Heimann                   CFO/Secretary             /s/ Brad Heimann
                                                           ------------------

      4. (a) All franchise and other taxes required to maintain the Corporation's corporate existence have been paid when due and that no such taxes are delinquent; (b) no proceedings are pending for the forfeiture of the Corporation's Certificate of Incorporation or the Corporation's dissolution, voluntary or involuntary; (c) the Corporation is duly qualified to do business in the State of Texas and any other states in which it is doing business, and is in good standing in such states; (d) there is no provision of the Certificate of Incorporation or Bylaws of the Corporation limiting the power of the Board of Directors to pass the resolutions set out above, and that such resolutions are in conformity with the provisions of said Certificate of Incorporation and Bylaws.

      IN WITNESS WHEREOF, I have hereto set my hand this ___th day of February, 2005.

                                      /s/ Brad Heimann
                                      ------------------------------------------
                                      Brad Heimann, in the capacity of
                                      Secretary of Craftmade International, Inc.

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